UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K


                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: November 14,1996


                           CORONADO INDUSTRIES INC.
            (Exact name of Registrant as specified in its charter)


      NEW  YORK              3333042-NY                 22  3161629
  (state  or  other       Commission  File            (I.R.S.  Employer
   jurisdiction  of            Number)             Identification  Number)
    incorporation)


                       16929 EAST ENTERPRISE DRIVE, #202
                           FOUNTAIN HILLS, AZ 85268
              (Address of Principal Executive Offices) (Zip Code)

                                (602) 837-6810
             (Registrant's telephone number, including area code)

     LOGICAL  COMPUTER  SERVICES  OF  NEW  YORK,  LTD.
     4264  STRAUSSER  STREET,  NW,  NORTH  CANTON,  OH  44720
     (Former  name  or  address,  if  changed  since  last  report)

                                  MANUAL COPY

8-K  Coronado  Industries  Inc.                                         Page 1

ITEM  1.          CHANGE  IN  CONTROL  OF  REGISTRANT

On November 6, 1996 CORONADO INDUSTRIES Inc. formerly LOGICAL COMPUTER SERVICES OF NEW YORK, a New York Corporation ("Coronado") consummated the purchase of all the assets of OPHTHALMIC INTERNATIONAL, L.L.C. an Arizona Limited Liability Company and AMERICAN GLAUCOMA, a joint venture operated by
G. Richard Smith and Gary Smith pursuant to which control of the Registrant shifted to G. Richard Smith, Gary Smith, and Dr. John T. LiVecchi the principal shareholders of Ophthalmic International and American Glaucoma. Mr.
G. Richard Smith and his brother Gary Smith each received 6,796,112 shares of common stock of the Registrant pursuant to the asset purchase representing approximately 37% each of the outstanding stock of the registrant and Dr. John
T. LiVecchi received 2,000,000 shares of common stock representing approximately 11 % of the outstanding stock of the registrant.

Pursuant to the terms of the purchase agreement Mr. Edward Barth resigned as President/Secretary; Mr. Richard W. Hooper and Richard Campanalie resigned as directors; and G. Richard Smith was elected C.E.O./Director; and Gary Smith was elected President/Secretary and Director of the Registrant each of whom were nominated by Edward Barth.


ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

On November 6, 1996 the Registrant purchased 100,7c of the assets of Ophthalmic International L.L.C. and American Glaucoma a joint venture pursuant to an agreement dated November 6, 1996 hereinafter referred to as the "Asset Purchase Agreement" between (i) the Registrant (ii) Ophthalmic International
(iii) American Glaucoma a joint venture operated by G. Richard Smith and Gary Smith. Coronado issued 15,592,224 shares of its $.001 par value per share common stock for 100% of the assets of Ophthalmic International and American Glaucoma.

Upon completion of the asset purchase, Coronado had a total of 18,344,253 of its $.001 par value per share common stock issued and outstanding, of which a total of 15,592,224 shares or 84.99% are held by G. Richard Smith, Gary Smith and Dr. John T. LiVecchi and 2,796,029 were held by non-Ophthalmic
International  and  American  Glaucoma  shareholders.

Ophthalmic International L.L.C. is a Limited partnership in the state of Arizona that owns a patented device to treat Open Angle Glaucoma. American Glaucoma is a joint venture that has the exclusive rights to build and operate Open Angle and Pigmentary Glaucoma treatment clinics throughout the U.S.A.

In the United States, glaucoma is a leading cause of blindness. About 3 percent of Americans older than 65 years (2 million people) are affected. Of those, about 60,000 are legally blind.

The  term  glaucoma is derived from the Greek word "glauco" which means bright
or  sparkling.    The  term  has  evolved  to mean vision loss associated with increased  pressure  within  the  eye.

8-K  Coronado  Industries  Inc.                                         Page 2

The space between the lens and the cornea in the eye is filled with a fluid called the aqueous humor. This fluid circulates from behind the colored portion of the eye (the iris) through the opening at the center of the eye (the pupil) and into the space between the iris and cornea. the aqueous humor is produced constantly, so it must be drained constantly. The drain is at the point that the iris and cornea meet, known as the drainage angle, which directs fluid into a channel (Schlemm's canal) that then leads to a system of small veins outside the eye.

When the drainage angle does not function properly, the fluid cannot drain and pressure builds up within the eye. Pressure also is exerted on another fluid in the eye, the vitreous humor behind the lens, which in turn presses on the retina. This pressure affects the fibers of the optic nerve, slowly damaging
them.    Over  time,  the  result  is  a  loss  of  vision.

After three years of ongoing studies involving Dr. T. LiVecchi, M.D., F.A.C.S., Assistant Clinical Professor of Ophthalmology, Allegheny University and Dr. Guillermo Avalos, Professor of Ophthalmology, University of Guadelajara Mexico, it was established that a 2 minute treatment with Ophthalmic International's "Vacuum Fixation Device and patented design suction ring" temporarily reduced I.O.P. in the treatment of Open Angle Glaucoma by approximately 6 Hg for an average of three months at which time the treatment can be repeated with no serious side effects.

The shares of Common Stock received by the stockholders of Ophthalmic International and American Glaucoma are not registered under the Securities Act of 1933, as amended (the "Securities Act'), in reliance upon Section 4(2) of the Securities Act.

The transaction was accomplished through arms-length negotiations between Coronado's former management and Ophthalmic International's management. There was no material relationship between the stockholders of Ophthalmic International or any of Ophthalmic International's affiliates, any of Registrant's directors or officers, or any associate of any such Registrant director or officer, prior to this transaction.

Registrant's press release issued November 5, 1996 regarding the consummation of the Acquisition is attached as an exhibit to this report and is incorporated herein by reference.


ITEM  5.          OTHER  EVENTS.

In connection with the Asset Purchase and the change in control of Registrant, the Registrant (1) relocated its principal executive offices to the offices of Ophthalmic International located at 16929 East Enterprise Dr., #202, Fountain Hills, AZ 85268; (2) amended its Articles of Incorporation regarding its name change; and (3) approved a 1-for-5 reverse stock split (post Exchange). Additionally, Edward Barth, President of the Registrant resigned and Richard
W. Hooper and Richard Campanalie resigned as Directors and Treasurer and the Registrant appointed the following officers and elected the following directors.

8-K  Coronado  Industries  Inc.                                         Page 3

     G.  Richard  Smith         C.E.O./Director
     Gary  Smith                President/Secretary/Director
     Edward  A.  Barth          Remained  as  Director

Unless otherwise indicated, hereafter all references to common shares gives effect to the 1-for-5 reverse stock split effective September 19, 1996.

As of September 19, 1996, Registrant had issued and outstanding 429,125 (2,145,573 plus 10 factional shares pre reverse split) shares of its $.001 par value common stock. The issued and outstanding shares included 44,000 (220,000 pre reverse split) shares of a subscription for 1,511,904 (7,559,520 pre reverse split) shares in a private placement pursuant to Regulation S completed on July 11, 1996. On November 6, 1996 Coronado entered into the asset purchase with Ophthalmic International and American Glaucoma. The purchase of assets called for Coronado to issue 15,592,224 post rollback shares for the assets of Ophthalmic International and American Glaucoma.

At a special meeting of Logical Computer Services of New York, Ltd. shareholders held on August 30, 1996 the shareholders approved the purchase of 100% of the outstanding shares in Creative Stone Manufacturing, Inc. dba/Coronado Stone Products and 100% of the outstanding shares in Castle Manufacturing, Inc. dba Coronado Stone Products for 15,592,224 post consolidation shares of Logical Computer Services of New York, Ltd. of which this transaction NEVER COMPLETED and WAS RESCINDED, approved and completed a 1-for-5 reverse split of the Registrant's outstanding common stock and approved and completed a name change of the Registrant to Coronado Industries Inc. The directors at a special meeting dated October 30, 1996 resolved and approved the purchase of all the assets in Ophthalmic International L.L.C. and American Glaucoma for 15,592,224 shares of its $.001 par value common stock.

As of the opening of business dated October 25, 1996 Coronado traded in the over the counter market and was quoted in the National Association of Securities Dealers Inter-dealer Quotation (NASDAQ) System giving effect to the 1-for-5 reverse stock split under the name Coronado Industries Inc. NASDAQ symbol CDIK and under the new cusip number 219784105.
        ----                                       ---------

Giving effect to the consummation of the asset purchase, the reverse stock split of Logical Computer Services of New York, Ltd. there are currently 18,344,253 shares outstanding in Coronado Industries Inc. (CDIK).

ITEM  6.          RESIGNATIONS  OF  REGISTRANT'S  DUTIES

In connection with the asset purchase agreement and the chance of control of Registrant, Richard
W.  Hooper  and  Richard  Campanalie  resigned  effective  November  6.  1996.

8-K  Coronado  Industries  Inc.                                         Page 4

ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

a.       1OKSB covering the period ending  December  31,  1995.
b. Pro Forma business plan and targeted financial projections as follows:


                           CORONADO INDUSTRIES, INC.

                           Introduction to Pro Forma
                       Financial Information (Unaudited)


     The following pro forma financial information consists of a Pro Forma Balance Sheet as of November 30, 1996 and Pro Forma Statement of Income for the eleven months ended November 30, 1996 (collectively, the "Pro Forma Statements"), The Pro Forma Balance Sheet was prepared to give effect to the acquisitions of assets of Ophthalmic International, LLC and American Glaucoma. The pro forma adjustments for purposes of the Pro Forma Balance Sheet presentation give effect to these transactions as they occurred on November 5, 1996.

     The Pro Forma Statements of' Income for the eleven months ended November 30, 1996, give effect as if the asset acquisition had occurred at the beginning of the period presented.

     The pro forma adjustments to, or "reflected in," the Pro Forma Statements are based on the method of accounting used to record the acquisition and the assumptions and adjustments described in the accompanying notes to the Pro Forma Statements.

     'The pro forma adjustments are based upon currently available information and upon certain assumptions that management of the Company believes are reasonable under the circumstances. The Pro Forma Statements do not purport to be indicative of what the Company's financial position or results of operations would actually have been if the aforementioned transactions in fact had occurred on such date or at the beginning of the period indicated, or to project the Company's financial position or results of operations at any future date or for any future period.


                                          CORONADO INDUSTRIES, INC,
                                          ------------------------
                                     PRO FORMA BALANCE SHEET (UNAUDITED)
                                     -----------------------------------
                                              NOVEMBER 30, 1996
                                              -----------------



                                                                                                  Pro Forma
                                            Historical            Asset           Pro Forma        Balance
                                       November 30,1996(A)   Acquisition (B)   Adjustments (C)      Sheet
                                       --------------------  ----------------  ----------------  -----------
Current Assets
-------------------------------------
  Cash                                 $                49   $                 $                 $       49
  Inventory                                                            21,167                        21,167
                                       --------------------  ----------------  ----------------  -----------
                                                        49             21,167                        21,216


Other Assets
-------------------------------------
  Patent, net (1))                                                    824,172          (54,945)   --769,227
                                       --------------------  ----------------  ----------------  -----------
                                       $                49   $        845,339  $       (54,945)  $  790,443
                                       ====================  ================  ================  ===========


Liabilities and Shareholders' Equity
-------------------------------------
Current Liabilities
  Accounts payable trade               $                     $          6,400  $                 $    6,400
  Notes payable
  Deferred income taxes                                               327,000          (21,979)     305,021
                                       --------------------  ----------------  ----------------  -----------
                                                                      333,400          (21,979)    -311,421
                                       --------------------  ----------------  ----------------  -----------

Stockholders Equity
-------------------------------------
  Common stock                                       3,015             77,961                        90,976
  Additional paid in capital                       331,692            433,979                       765,670
  Retained earnings (deficit)                     (325,233)                            (32,966)    (358,199)
                                       --------------------  ----------------  ----------------  -----------
                                                     9,474            511,939          (32,966)     488,447
  Treasury stock                                    (9,425)                                          (9,425)
                                       --------------------  ----------------  ----------------  -----------
                                                        49            511,939          (32,966)     470,022
                                       --------------------  ----------------  ----------------  -----------
                                       $                49           1845,339  $       (54,945)  $  790,443
                                       ====================  ================  ================  ===========




         See accompanying notes to unaudited pro forma balance sheet.

                           CORONADO INDUSTRIES, INC.
                           ------------------------
                       NOTES TO PRO FORMA BALANCE SHEET
                       --------------------------------
                                   UNAUDITED
                                   ---------


(A) Represents the Company operating without the effect of the November 5, 1996 asset purchase from Ophthalmic International, L.L.C. (Ophthalmic) and American Glaucoma (American).

(B) Represents the acquisition of assets from Ophthalmic and American in exchange for 15,592,224 shares of the Company representing approximately 85% of outstanding common shares.

(C) Represents the Pro Forma adjustment to record amortization of the contributed patent and the related tax adjustment as if the transaction occurred at the beginning of the period presented.

(1))        Represents the estimated value of' patent exchanged for restricted
shares  of  common  stock.   The contributor has retained the right to reverse
contribution  for  one  year.

                              CORONADO INDUSTRIES.  INC.
                              -------------------------
                      PRO FORMA STATEMENT OF INCOME (UNAUDITED)
                      -----------------------------------------
                     FOR THE ELEVEN MONTHS ENDED NOVEMBER 30,1996
                     --------------------------------------------

                                                                           Pro Forma
                                      Historical             Asset          Income
                                November 10, 1996 (A)   Acquisition (B)    Statement
                                ----------------------  ----------------  -----------
Net Sales                       $                       $                 $
------------------------------

Cost of Sales
------------------------------  ----------------------  ----------------  -----------

Gross Profit
------------------------------

Selling General and
------------------------------
  Administrative Expenses                      16,307           (54,945)     (71,252)
------------------------------  ----------------------  ----------------  -----------

(Loss) From Operations,
------------------------------
  Before Pro Forma Income Tax                 (16,307)          (54,945)     (71,252)
------------------------------

Pro Forma (Recovery Of)
------------------------------
  Income Taxes                                      -           (21,979)     (21,979)
------------------------------  ----------------------  ----------------  -----------

Pro Forma Net (Loss)            $             (16,307)  $       (32,966)  $  (49,271)
------------------------------  ======================  ================  ===========

Pro Forma Net (Loss) Per
------------------------------
  Common Shares                 $            (.04) (D)  $             -   $ (.00) (c)
------------------------------  ======================  ================  ===========









      See accompanying notes to unaudited pro forma statements of income.

                           CORONADO INDUSTRIES, INC.
                           ------------------------
                    NOTES TO PRO FORMA STATEMENTS OF INCOME
                    ---------------------------------------
                                  (UNAUDITED)
                                  -----------


(A) Represents the Company operating results for the eleven months ended November 30, 1996 without the effect of the November 5, 1996 asset purchase from Ophthalmic International L.L.C. and American Glaucoma.

(B) Represents the Pro Forma adjustment to record amortization of the contributed patent and the related tax adjustments as if transaction occurred at the beginning of the period presented.

(C) Pro Forma net loss per share is calculated by dividing pro forma net loss by the total outstanding shares of 16,021,349.

(D) Historical net loss per share is calculated by dividing historical net loss by the total outstanding shares prior to the acquisition of 429,125.

c.       Exhibits
   2.1   Asset  Purchase  Agreement
   3.1   Certificate  of  Amendment  for  Name  Change
   99.1 Press Release Issued November 5, 1996 annotating the consummation of the asset purchase.

Note:     Company will file a Consolidated Financial Statement on or before 30
-----
          days  from  the  date  of  this  8-K  filing.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



CORONADO  INDUSTRIES  INC.



Dated:  November  14,  1996                 BY:/s/ GARY SMITH
                                               --------------
                                               GARY SMITH
                                            President/Secretary  and  Director


8-K  Coronado  Industries  Inc.                                         Page 5